Exhibit 99.1

Exhibit 99.1

October 2011

© 2004-2011 Chelsea Therapeutics, Inc.

Forward-Looking Statement

This presentation is being provided for informational and discussion purposes. This presentation is not intended to provide and should not be relied upon as investment advice or an opinion regarding the appropriateness or suitability of any investment. Nothing herein should be construed to be an offer to sell, or a solicitation of an offer to buy, any securities.

This presentation contains forward-looking statements regarding future events. These statements are just predictions and are subject to risks and uncertainties that could cause the actual events or results to differ materially. These risks and uncertainties include failure to get regulatory approval for our product candidates, market acceptance for approved products, management of rapid growth, risks of regulatory review and clinical trials, intellectual property risks, and the need to acquire additional products. The reader is referred to the documents that Chelsea Therapeutics International, Ltd. files from time to time with the Securities and Exchange Commission.

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Overview

Chelsea Therapeutics is developing technologies that address important unmet medical needs or offer alternatives to current methods of treatment

Two Major Platforms Targeting Multiple, High Potential Markets	
Norepinephrine Replacement Therapy Northera™ (droxidopa)	***Non-Metabolized Antifolates*** CH-4051 & others
Neurogenic Orthostatic Hypotension (NOH)*	***Rheumatoid Arthritis***
*Intradialytic Hypotension**	*Psoriasis*
Fibromyalgia	*Crohn's Disease*
Adult ADHD	*Ankylosing Spondylitis*
*Freezing of Gait**	*Uveitus*
Chronic Fatigue	*Oncology*
Other norepinephrine related indications	*Other Inflammatory Diseases*

*Approved indication in Japan

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Robust Clinical Pipeline

PRECLINICAL PHASE I PHASE II PHASE III

Northera: Norepinephrine Replenishment Therapy

NOH

Study 302: PD, MSA, PAF Study 301: PD, MSA, PAF

Study 306A: PD Study 306B: PD

Fibromyalgia

Intradialytic Hypotension

Metabolically Inert Antifolates

Rheumatoid Arthritis

CH-4051: Study 202 CH-1504: Study 201

Other Autoimmune Diseases

CH-4051: Study 101

Data: Q3 09 Data: Q3 10 Data: Q1 11

Data: Q2 12 Data: Year End 2011 Data: Q1 09

Data: Q2 12

Data: Q1 09

Data: Q2 09

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Northera™: Norepinephrine Replacement Therapy

- **Oral "Prodrug" of Norepinephrine: Directly metabolized to form Norepinephrine**
  - Replenishes Diminished Level of Natural Hormone, Norepinephrine, Within Autonomic Nervous System
  - Unique Mechanism of Action Limits Side Effects Seen with Other Drugs
  - Only Chronic Oral Therapy Treating Root Cause of Neurogenic Orthostatic Hypotension
- **Well Documented Safety and Efficacy**
  - Marketed Ex US (Japan) Since 1989
    - Orthostatic Hypotension associated with Parkinson's disease
    - Freezing of Gait in Parkinson's Disease
    - Hypotension associated with dialysis

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Neurogenic Orthostatic Hypotension

Neurogenic Orthostatic Hypotension (NOH): Sudden, potentially dangerous, Fall in BP When Standing From a Sitting/Lying Position

- Caused by diminished synthesis and/or release of the norepinephrine used by autonomic nerves to regulate vasoconstriction
  - 500–1000 mL of blood shifts to the lower body upon standing
  - Reduced ability to push blood back to the heart and brain from the lower body



- Poor perfusion to the brain leads to dizziness, lightheadedness & syncope
  - Some patients cannot stand unaided for more than a few minutes a day

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The NOH Patient

Symptomatic NOH affects patients with primary autonomic failure, a group of diseases that includes…

Parkinson’s Disease

• Prevalence of disease: 120 cases per 100,000 population

• Prevalence of NOH: 18% to 30%

Multiple Systems Atrophy

• Prevalence of disease: 5-15 cases per 100,000 population

• Prevalence of NOH: 75%

Pure Autonomic Failure

• Prevalence of disease: 10-30 per 100,000

• Prevalence of NOH: 100%

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NOH: Current Therapeutic Landscape

- **Midodrine (ProAmatine®)…alpha agonist**
  - **Never satisfied FDA's requirement to demonstrate symptomatic improvement**
  - Provides constant/undifferentiated pressor effect
    - Black box warning for supine hypertension…22% at 10 mg. dose
  - Alpha agonist side effects
    - piloerection (goose bumps, hair standing on end)
    - paresthesia (tingling, pricking or numbness of skin (scalp)
  - Poor patient persistence and compliance
  - Poor penetration of PD Market
  - **$55-60M peak sales (priced at $30/day would generate $315 million annually)**

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Northera: US Commercial Opportunity in NOH

- **Attractive US Pricing Model: US sales of $300-$375 million within 3-5 years of launch assuming:**
  - Chronic Treatment
  - Price: $30/day
  - Compliance: 70%
- **Limited Sales Force Requirements ~ 85 Sales Reps**
  - 10% of Midodrine Sales Generated by Only 232 Physicians
  - ~4,000 Physicians Responsible for 50% of Midodrine Sales
  - No Competing Sales Force
- **Personal Promotion: Top 5 Deciles: ~10,000 to 12,000 MDs**
  - Direct Sales Force Promotion to High Prescribers
  - Promotional Support & Spending at Medical Meetings
  - Sampling Program for New Patients
  - Medical Science Liaison Outreach to KOLs and Patient Support Groups
  - Accounts for ~80 % of Effort and Spending
- **Non-Personal Promotion: ~45,000 MDs**
  - Journal Advertising
  - Direct Mail Educational and Promotional Programs
  - Sampling Programs via Mail

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Northera NDA: Neurogenic Orthostatic Hypotension

- **New Drug Application: Filed September 2011**
  - Fast Track Status
  - Anticipating Priority Review, Estimated Approval Q1 12

✓ Study 301: Pivotal Proof of Efficacy Study– Induction Design (conducted under SPA)

- Study 304: Long-Term Safety Extension to Study 301
- Study 305: 24 HR Blood Pressure Monitoring Study – Subgroup of 301 Patients

✓ Study 302: Supporting Phase III Efficacy Study – Withdrawal Design

- Study 303: Long-Term Safety Extension to Study 302

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Study 301: Symptoms of NOH in PD, MSA & PAF

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Favors Northera

Favors Placebo

Study 301: OHQ Composite

In Addition to Statistical Significance of Single Endpoint, FDA Examines the Cumulative Distribution Function Between Arms to Discern Treatment Effect

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Study 301: Dizziness and Standing SBP

Study 301: Change in OHSA #1 (Dizziness)

Study 301: Change in Standing SBP

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Pooled 301 &302 Analysis: OHQ composite

Meta-Analysis of 301 & 302 Data Support Treatment Effect Demonstrated in Study 301

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Pooled 301 &302 Analysis: Dizziness and Standing SBP

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Exhibit 99.1

Northera: Strong Safety & Tolerability Profile

Most common adverse events reported Study 301 & 302:

• Headache: 3.0 % placebo, 6.1 % Northera

• Falls: 6.8 % placebo, 0.8 % Northera

Efficacy studies (301, 302) highlight strong safety and tolerability profile

• Safety profile similar to placebo

• Associated with no serious adverse events

• 1% incidence (equal to placebo) of supine systolic blood pressure >200 mmHg

Clinical studies (303, 304, dedicated QTc study) continue to demonstrate the long-term safety of Droxidopa*

• Infrequent occurrence of treatment-emergent adverse events

• ECG study showed no cardiac safety concerns

Placebo NORTHERA

System Organ Class(N=132)(N=131)

Preferred Term n pts (% Eve n pts (% Eve

pts) nts pts) nts

Adverse Events 31 (23.5) 58 30 (22.9) 63

Nervous system disorders 10 (7.6) 13 18 (13.7) 22

Headache 4 (3.0) 4 8 (6.1) 9

Dizziness 2 (1.5) 2 5 (3.8) 5

Loss of consciousness 3 (2.3) 4 0 0

General disorders and 4 (3.0) 6 4 (3.1) 8

administration site conditions

Fatigue 3 (2.3) 3 2 (1.5) 2

Injury, poisoning, and 10 (7.6) 12 2 (1.5) 3

procedural complications

Fall 9 (6.8) 10 1 (0.8) 2

Infections and infestations 4 (3.0) 4 4 (3.1) 4

Urinary tract infection 2 (1.5) 2 4 (3.1) 4

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Expanding the Label in Parkinson’s Disease: Falls

Injuries sustained in falls are a common source of serious morbidity and mortality

• leading cause of death in the elderly population

#1 reason for patients being admitted to the hospital in PD

2nd most common reason for PD patients to be admitted to institutional care

• 1/3 of PD related nursing home admissions related to falls

Estimated 20% of patients with Parkinson’s disease have symptomatic NOH

• NOH (symptomatic & non-symptomatic) occurs in 43-58% of patients with PD

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Study 306A: Cumulative Falls

Northera (n=24) Placebo (n=27)

Number of Falls

Total falls = 197

Total falls = 79

Number of Days of Therapy

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Study 306A: Reducing Falls per patient/week

Falls per patient/week pre-specified as efficacy criteria in 306 statistical analysis plan

• Allows for distribution of falls to be standardized and compared by arm

• Detailed discussion of metric and analysis in SAP, previously reviewed and approved by FDA

2.3 Fold or 60% Reduction in Falls per Patient/Week

Mean Falls / Patient / Week

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Study 306A: Improving Hoehn & Yahr Scores

Commonly used 5-point rating scale characterizing the progression Parkinson’s disease

• Heavily weighted toward postural instability as the primary index of disease severity

Baseline to End-of-Treatment

Change in HY Score

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Study 306A: Response in Parkinson” s Disease

Assessing the severity of motor and non-motor symptoms of Parkinson’s disease

Part I Part II Part III Part IV

Change in Component Score

Part I: Non-Motor Experiences of Daily Living Part II: Motor Experiences of Daily Living Part III: Motor Examination Part IV: Motor Complications

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Study 306A: Efficacy in Repeat Fallers

>40% of patients in Study 306A experienced 2 or more falls in 10 weeks

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Northera sNDA: Reduction in Falls in PD with NOH

Study 306A: Phase III

Preliminary Data Reported January 2011

• Preliminary, unblinded data from 51 patients that completed treatment

• Data safety monitoring committee recommends trial continue to evaluate the reduction in falls associated with Northera treatment in Parkinson’ s disease patients with NOH

Study 306B: Supporting Phase III Efficacy Study

Data: Q2 2012

• FDA Confirmed Suitability of Primary Endpoint: Falls per patient/week

• Powering for approximately 45 % reduction in the number of falls per patient/week

• Target Enrollment: 160 patients

• Anticipate top line data during Q2 2012

Future Studies to Support 306B Findings

• To be initiated post-approval, following 306B results

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Norepinephrine Replacement Therapy: Label Expansion

Norepinephrine Related Disorders

Intradialytic Hypotension	Fibromyalgia	Adult Attention Deficit Disorder	Chronic Fatigue Syndrome
Droxidopa	*Droxidopa + Carbidopa*	*Droxidopa + Carbidopa*	*Droxidopa*
15-25% of all hemodialysis patients suffer from IDH	Chronic Pain Disorder that Affects 5.8 million Americans	2nd Most Common Neuropsychiatric Disorder Affecting 4.4% of US adults	Debilitating Fatigue Disorder Affecting 1 - 4 million Americans
CHTP: Phase II ***Completed***	CHTP: Phase II ***Data: YE 11***	Investigator: Phase II ***Completed***	Investigator: Phase II ***Data: 2011***

Future Growth Opportunities

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Non-Metabolized Antifolates

Novel Antifolate with Blockbuster Potential

• Non-metabolized Oral Antifolate Engineered for Improved Efficacy, Safety & Tolerability

• Potential First Line and Combination Treatment for Rheumatoid Arthritis

• Additional High Potential Global Markets: Psoriasis, Crohn’ s Disease, Other Immunological Disorders and Cancer

Methotrexate (MTX) remains most widely prescribed RA treatment:

• Limitations are AEs and long-term safety concerns

• Nausea and Diarrhea

• Kidney and Liver Toxicity

• Undergoes significant metabolism

• Est. 1/3 of MTX Patients Only Achieve a Partial Efficacy Response Likely Associated with Variation in Metabolism of MTX

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Developing a Better, Safer Methotrexate



MTX
7-OH MTX
Polyglutamylated MTX and/or 7-OH MTX
CH-4051
CH-4051 (no change!)
CH-4051 (no change!)

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CH-4051: Greater Efficacy, Better Safety

- **Phase II Proof-of-Concept Study with Racemic Mixture, CH-1504:**
  - Demonstrated Comparable ACR 20 Response Rates To MTX
  - Improved Safety Profile & Tolerability
- **Key preclinical findings show:**
  - **Superior Efficacy**: Superior to both CH-1504 and MTX
    - 2-fold Improvement in Signs and Symptoms in Rat Model
    - 2-fold Improvement in Enzymatic Activity (DHFR inhibition)
    - 8-fold Improvement in Cellular Uptake (Reduced Folate Carrier)
  - **Superior Safety/toxicity:**
    - Improved Tolerability in Rat Model
- **Key findings from phase 1 (SAD/MAD) study show:**
  - **Demonstrated safety :**
    - 20-fold Higher Doses Than Those Tested with CH-1504
    - No Serious Adverse Events
  - **Improved pharmacokinetics:**
    - 2-fold Improvement in Bioavailability vs. CH-1504

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CH-4051 Phase II: MTX Partial Responders RA

Staggered start:

• Enroll 10 Patients in MTX and 0.3 mg & 1.0 mg CH-4051 Arms

• Open All Arms After Blinded Safety Analysis of Initial Patients in Low Dose Arms

Un-blinded Interim Efficacy Analysis: Q4 11 Full data set: Mid 2012

Screening

Randomization Visit (1:1)

N= 50

N= 50 N= 50 N= 50

N= 50

Baseline Visit

0.3 mg CH-4051/daily 1.0 mg CH-4051/daily 3.0 mg CH-4051/daily

3.0 mg CH-4051/daily + FOLATE

20 mg/wk MTX + FOLATE

Hybrid ACR Score

Up to 2 weeks

2 weeks

+ Follow Up

12 weeks

4 weeks

MTX Washout Double-Blind Treatment

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Financial Summary

Capitalization (as of 7/26/11)

Common Stock 61,847,700

Warrants 3,241,550 Options 5,697,430

Fully Diluted 70,786,680

Cash and Short-Term Investments ( as of 6/30/11) $67.1 million

Warrants Expiring (cash exercise):

March 2012 – Exercise price $5.66—Anticipated $4.5 million

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Looking Ahead

Operational Focus

• Drive Northera Registration Program/NDA

• Advance CH-4051 in RA and Droxidopa in Additional Indications

• Execute Strategic, Cash Generating Licensing/Partnership Opportunities

Upcoming Milestones

Top-line Results Northera PIII: NOH Study 301 Q3 10

Initiate CH-4051 PII: RA Q4 10

Interim Analysis: NOH Study 306 Q1 11

Top-line Results Droxidopa Investigator PII: ADHD July 11

File Northera NDA: NOH Sept. 11

Un-blinded Interim Efficacy Analysis: CH-4051 PII Q4 11

Top-line Results Droxidopa PII: Fibromyalgia Q4 11

Anticipated US Approval of Northera in NOH Q1 12

Top-line Results Northera PIII: NOH Study 306b Q2 12

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